EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Bigfoot Project Investments, Inc.  (the “Company”) on Form 10-Q for the period ended January 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tom Biscardi, Principal Executive Officer and Dennis Kazubowski, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 23, 2015

/s/ Tom Biscardi

Tom Biscardi

Principal Executive Officer

/s/ Dennis Kazubowski

Dennis Kazubowski

Principal Financial Officer